U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2020

AKERS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-36268	22-2983783
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

201 Grove Road

Thorofare, New Jersey USA 08086

(Address of principal executive offices, including zip code)

(856) 848-8698

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	AKER	The NASDAQ Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2020, Akers Biosciences, Inc. (the “Company”) entered into Restricted Stock Unit Award Agreements (the “Agreements”) with the Company’s four directors. Pursuant to the Agreements, Christopher C. Schreiber, who is also the Company’s Executive Chairman and President, was granted 263,500 Restricted Stock Units (“RSUs”), Joshua Silverman was granted 219,000 RSUs, William White was granted 219,000 RSUs, and Robert Schroeder was granted 87,860 RSUs (each, a “Grant,” and, collectively, the “Grants”) under the Company’s 2018 Equity Incentive Plan, as amended (the “Plan”).

Fifty percent (50%) of the RSUs in each Grant will vest on the first anniversary of the date of Grant, and the remaining fifty percent (50%) will vest on the second anniversary of the date of Grant; provided that the RSUs shall vest immediately upon the occurrence of (i) a change in control, provided that the director is employed by or providing services to the Company and its affiliates on the closing date of such change in control, (ii) the director’s termination of employment or service from the Company and its affiliates by reason of the director’s death or disability, or (iii) the director’s termination of employment or service by the Company without cause.

The above described awards were made following a comprehensive review of the current compensation of the Company’s officers and directors, coupled with the fact that, to date, the only equity awards that have been made by the Company to the current members of the board of directors consisted of 5,201 RSUs to each of Messrs. Schreiber, Smith and White in 2019, and the last equity award granted to a director prior to those awards was in 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERS BIOSCIENCES, INC.

Dated: September 11, 2020	/s/ Christopher C. Schreiber
Christopher C. Schreiber
Executive Chairman and President